UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2017

GENERAL COMMUNICATION, INC.
(Exact name of registrant as specified in its charter)

State of Alaska	0-15279	92-0072737
(State or other Jurisdiction of Incorporation or organization)	Commission File Number	(I.R.S Employer Identification No.)

2550 Denali Street
Suite 1000
Anchorage, Alaska	99503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (907) 868-5600

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

In connection with the previously announced proposed acquisition and subsequent split-off (the “proposed split-off” and together with the proposed acquisition, the “proposed transactions”) of General Communication, Inc., an Alaska corporation (“GCI,” which is to be renamed GCI Liberty, Inc. ("GCI Liberty") in connection with the proposed transactions), by Liberty Interactive Corporation, a Delaware corporation (“Liberty”), (1) on November 7, 2017, the Regulatory Commission of Alaska (“RCA”) approved the applications for acquisition of a controlling interest in certain RCA certificates of public convenience and necessity, and (2) on November 8, 2017, the Federal Communications Commission ("FCC") approved the applications for transfer of control and/or assignment of certain FCC licenses and authorizations. The proposed transactions are expected to close in the first quarter of 2018.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements, including statements about the proposed acquisition of GCI by Liberty and the proposed split-off of Liberty’s interest in GCI Liberty, the regulatory approvals required to proceed with the proposed transactions, the timing of the proposed transactions and other matters that are not historical facts. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the satisfaction of conditions to the proposed transactions. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and GCI expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in GCI’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of GCI, including the most recent Form 10-K and Forms 10-Q, for additional information about GCI and about the risks and uncertainties related to the business of GCI which may affect the statements made in this Current Report on Form 8-K.

Important Additional Information

Nothing in this Current Report on Form 8-K shall constitute a solicitation to buy or an offer to sell shares of GCI Liberty, GCI common stock or any of Liberty’s tracking stocks. The offer and issuance of shares in the proposed transactions will only be made pursuant to GCI Liberty’s effective registration statement. GCI shareholders, Liberty stockholders and other investors are urged to read the registration statement and the joint proxy statement/prospectus filed regarding the proposed transactions (a preliminary filing of which has been made with the SEC) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information about the proposed transactions. Copies of these SEC filings are available free of charge at the SEC’s website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein are also available, without charge, by directing a request to General Communication, Inc., 2550 Denali Street, Suite 1000, Anchorage, Alaska 99503, Attention: Investor Relations, Telephone: (907) 868-5600. Liberty investors can access additional information at ir.libertyinteractive.com.

Participants in a Solicitation

The directors and executive officers of GCI and of Liberty and other persons may be deemed to be participants in the solicitation of proxies in respect of proposals to approve the proposed transactions. Information regarding the directors and executive officers of GCI is available as part of its Form 10-K filed with the SEC on March 2, 2017. Information regarding the directors and executive officers of Liberty is available in its definitive proxy statement, which was filed with the SEC on April 20, 2017, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are available in the proxy materials regarding the foregoing filed with the SEC on September 26, 2017. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL COMMUNICATION, INC.
(Registrant)

Date: November 15, 2017

	By	/s/ Peter J. Pounds
		Name:	Peter J. Pounds
		Title:	Senior Vice President,
Chief Financial Officer,
and Secretary
(Principal Financial Officer)